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[LOGO] ATLAS ANNUITIES(R)

FROM THE OFFICE OF MARION O. SANDLER
Chairman of the Board and Chief Executive Officer

Dear Valued Policyholder,

   The first six months of 2001 were a challenging time for most investors. The U.S. economy continued to slow, earnings fell short of expectations across a wide variety of industries, and the prices of many stocks were negatively impacted. By the end of the second quarter, the growth rate was marginal and the unemployment rate, which began the year at 4.0%, had risen to 4.5%. In response to volatile equity markets, weak corporate earnings and poor economic indicators, the Federal Reserve Board (the "Fed") embarked on the most aggressive easing of monetary policy in nearly 20 years. Short-term interest rates were lowered six times in six months, for a total decrease of 2.75%. The Fed's actions seemed to calm the fears of consumers, who were a major force in keeping the economy out of recession.

                            The Markets Year To Date

   All of the major stock market indices declined in the first quarter and posted modest recoveries in the second. By the end of the first half, equity markets had rebounded enough to offset some of the losses experienced early in the year, but not enough to put performance numbers back into positive territory. The Dow Jones Industrial Average (the Dow) posted a six-month total return of -1.8%, while the Standard and Poor's 500 Index (S&P 500) fell -6.7% and the hard hit NASDAQ Composite Index lost -12.4%. However, the second quarter saw the first positive returns for the S&P 500 and the NASDAQ since the first quarter of 2000, and the Dow had its best quarter since the end of 1999. Second quarter returns were +5.8%, +17.5%, and +6.7%, respectively.

   The technology sector suffered the biggest price declines during the first half as America's businesses cut capital investment in software and equipment. The economic downturn in the U.S. put pressure on corporate earnings and stock markets worldwide. The sharp and prolonged declines in prices for technology, telecommunications, and media stocks spread to markets around the world, although a number of positive trends in Europe offset some of the negative impact of the U.S. economy. In Latin America, some countries, particularly Mexico and Brazil, benefited from lower U.S. interest rates.

   Bonds continued to hold strong appeal for investors, who sought a safe haven from falling stock prices. Strong demand, combined with monetary easing from the Federal Reserve, pushed most bond prices higher, and all the major fixed income

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sectors experienced positive total returns. Most of the gains came in the first quarter as the market responded to weakness in equities and aggressive early moves by the Fed. High-yield bonds surged early in the year, then gave back most of their gains as concerns about credit quality and corporate earnings, particularly in the telecommunications sector, increased. In the government sector, although short-term rates fell dramatically, yields on ten-year Treasuries rose slightly from 5.11% at the beginning of the year to 5.40% at the end of June.

   As the first half ended, investors were cautious as they waited for better news on corporate earnings. While the economy was clearly not out of the woods, many investment professionals expected earnings to improve late this year or early in 2002. It was thought that the Fed's interest rate cuts, which are widely believed to take six months to a year to have an effect, would begin to stimulate the economy. Federal income tax refunds during the second half could also have a positive effect. At the end of June, many advisers still believed the U.S. would avoid a full-blown recession.

                        Atlas Balanced Growth Portfolio

   The BALANCED GROWTH PORTFOLIO in your ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY fell -5.62% for the first half of 2001,(1) beating the S&P 500 loss of -6.7% during the same period. Furthermore, on June 30, BALANCED GROWTH received an overall 4-star rating from MORNINGSTAR, placing it in the top third of 5,214 domestic equity portfolios.(2)

   The BALANCED GROWTH PORTFOLIO is a "fund of funds" that seeks long-term growth of capital and moderate current income. Assets are allocated in as many as eight Atlas stock, bond, and money market funds. The portfolio's manager seeks to maintain a stock, bond and cash allocation of approximately 60%, 30% and 10%, respectively, but may adjust proportions in response to various market conditions. In light of the bond market's solid performance, the manager redeployed a portion of the portfolio's cash holdings into the fixed income sector during the first half of the year -- at the end of June, BALANCED GROWTH'S allocation was 62% stocks, 33% bonds, and 5% cash. The portfolio also benefited from the shift of assets out of the Strategic Growth and

(1) Average annual total returns for the year ended 6/30/01 was -14.07% and since inception on 9/30/97 was 7.63%. Returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses. Share price and investment return may vary -- upon redemption, portfolio shares may be worth more or less than their original cost. AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating-TM- metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting the excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. The Atlas Balanced Growth Portfolio was rated against 5,214 U.S.-domiciled domestic equity portfolios in the last 3 years. With respect to these domestic equity portfolios, the Atlas Balanced Growth Portfolio received a Morningstar Rating of 4 stars for the 3-year period. -C- 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and
    (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933.

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Emerging Growth Funds and into the Balanced Fund and the Growth and Income Fund.
Both of the latter funds' limited exposure to the volatile technology industry enabled them to mitigate the impact of that sector's continued poor performance. On June 30, assets invested in the underlying Atlas Funds were as follows:

Atlas Funds                                         % of Investments
-----------                                         ----------------
Balanced                                                     25.8%
Growth and Income                                            20.3
Global Growth                                                16.0
Emerging Growth                                              10.7
U.S. Government and Mortgage Securities                       9.9
Strategic Income                                              9.8
Strategic Growth                                              4.9
U.S. Treasury Money                                           2.6
                                                      -----------
Total                                                       100.0%

                The Annuities You Want From The People You Trust

   As a sister company of World Savings and a member of the $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you've come to expect from World. To schedule an appointment with your Atlas Representative, call us today at 1-800-933-ATLAS (1-800-933-2852). Or visit our web site at www.atlasannuities.com.

   Thank you for your continued confidence in Atlas. We look forward to serving you now and for many years to come.

Sincerely,

/s/ Marion O. Sandler

Marion O. Sandler
Chairman of the Board and Chief Executive Officer
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Atlas Balanced Growth Portfolio
Statement of Net Assets  JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

INVESTMENTS: (98.96%)

  Investment in Atlas Funds, at identified
    cost.....................................                        $21,113,957
                                                                     ===========
                                                        Percent of
                                               Shares   Net Assets
                                               -------    -----
  Investment in Atlas Funds, at value:
    U.S. Government and Mortgage Securities
      Fund...................................  211,733     9.84%     $ 2,110,979
    Strategic Income Fund....................  491,872     9.72        2,085,537
    Balanced Fund............................  470,231    25.53        5,478,193
    Growth and Income Fund...................  203,654    20.10        4,311,353
    Strategic Growth Fund....................   71,017     4.79        1,028,328
    Global Growth Fund.......................  197,002    15.79        3,386,466
    Emerging Growth Fund.....................  153,717    10.61        2,276,550
    U.S. Treasury Money Fund.................  554,097     2.58          554,097
                                                                     -----------
                                                                      21,231,503
                                                                     -----------

OTHER ASSETS AND LIABILITIES: (1.04%)

  Other assets...............................                            248,246
  Liabilities................................                            (25,729)
                                                                     -----------
  Total other assets and liabilities.........                            222,517
                                                                     -----------

NET ASSETS (100.00%).........................                        $21,454,020
                                                                     ===========

NET ASSETS CONSIST OF:

  Unrealized appreciation....................                        $   117,546
  Accumulated net realized loss..............                         (1,696,949)
  Undistributed net investment income........                            177,133
  Paid in capital............................                         22,856,290
                                                                     -----------

NET ASSETS...................................                        $21,454,020
                                                                     ===========

NET ASSET VALUE PER SHARE:

  Net assets.................................                        $21,454,020
  Beneficial interest shares outstanding
    (unlimited number of shares
    authorized)..............................                          2,129,197
                                                                     ===========
  Net asset value per share..................                        $     10.08
                                                                     ===========

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
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Atlas Balanced Growth Portfolio
Statement of Operations  FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

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
INVESTMENT INCOME:

  Income:
    Distribution income from Atlas Funds.........................  $   228,281
    Interest.....................................................          477
                                                                   -----------
  Total income...................................................      228,758
                                                                   -----------
  Expenses:
    Transfer agency fees and expenses............................       28,822
    Management fees (Note 5).....................................       25,813
    Accounting and legal fees....................................        9,303
    Custodian fees and expenses..................................        6,667
    Printing and postage.........................................        5,057
    Amortization of organization costs (Note 2)..................        2,516
    Trustees' fees...............................................          306
    Other........................................................          121
                                                                   -----------
  Gross expenses.................................................       78,605
    Waiver of management fees....................................      (25,813)
    Expense reimbursement........................................       (1,167)
                                                                   -----------
  Net expenses...................................................       51,625
                                                                   -----------
  Net investment income..........................................      177,133
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS):

  Realized loss:
    Proceeds from sales..........................................    8,729,373
    Cost of securities sold......................................    9,982,635
                                                                   -----------
  Net realized loss..............................................   (1,253,262)
                                                                   -----------
  Net change in unrealized appreciation:
    Unrealized appreciation beginning of period..................      283,384
    Unrealized appreciation end of period........................      117,546
                                                                   -----------
  Net change in unrealized appreciation..........................     (165,838)
                                                                   -----------
  Net realized and unrealized loss...............................   (1,419,100)
                                                                   -----------
  Net decrease in net assets resulting from operations...........  $(1,241,967)
                                                                   ===========

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                          2001(2)
                                                        (unaudited)    2000(3)

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

  Net investment income...............................  $   177,133  $   757,098
  Net realized gain (loss) on investments.............   (1,253,262)     460,994
  Net change in unrealized appreciation (depreciation)
    on investments....................................     (165,838)  (2,220,877)
                                                        -----------  -----------
  Net decrease in net assets resulting from
    operations........................................   (1,241,967)  (1,002,785)
                                                        -----------  -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS:

  Distributions from net investment income............           --     (323,232)
  Distributions from net realized gain on
    investments.......................................           --     (885,804)
                                                        -----------  -----------
  Total distributions paid to shareholders............           --   (1,209,036)
                                                        -----------  -----------

BENEFICIAL INTEREST SHARE TRANSACTIONS:(1)

  Proceeds from shares sold...........................    2,848,721    7,455,987
  Proceeds from shares issued in reinvestment of
    distributions.....................................           --    1,209,033
  Cost of shares repurchased..........................   (1,340,129)  (1,043,867)
                                                        -----------  -----------
  Net increase in net assets resulting from beneficial
    interest share transactions.......................    1,508,592    7,621,153
                                                        -----------  -----------
  Net increase in net assets..........................      266,625    5,409,332

NET ASSETS:

  Beginning of period.................................   21,187,395   15,778,063
                                                        -----------  -----------
  End of period.......................................  $21,454,020  $21,187,395
                                                        ===========  ===========

(1) Share Transactions:
    Sold..............................................      278,775      606,656
    Issued in reinvestment of dividends...............           --      113,205
    Redeemed..........................................     (133,281)     (86,710)
                                                        -----------  -----------
  Net increase in shares outstanding..................      145,494      633,151
                                                        ===========  ===========

(2)  For the six months ended June 30, 2001.

(3)  For the year ended December 31, 2000.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
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Atlas Balanced Growth Portfolio
Financial Highlights  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
                      PERIOD

--------------------------------------------------------------------------------

                                                          2001(1)
                                                        (unaudited)    2000(2)      1999(2)      1998(2)      1997(3)

Net asset value, beginning of period..................    $ 10.68      $ 11.68      $ 10.26      $  9.33      $ 10.00
                                                          -------      -------      -------      -------      -------

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income...............................       0.09         0.48         1.34         0.58         0.55
  Net realized and unrealized gain (loss) on
    investments.......................................      (0.69)       (0.84)        1.68         0.61        (0.68)
                                                          -------      -------      -------      -------      -------
  Total income (loss) from investment operations......      (0.60)       (0.36)        3.02         1.19        (0.13)
                                                          -------      -------      -------      -------      -------

LESS DISTRIBUTIONS:

  Distributions from net investment income............         --        (0.17)       (1.34)       (0.26)       (0.54)
  Distributions from net realized gain on
    investments.......................................         --        (0.47)       (0.26)          --           --
                                                          -------      -------      -------      -------      -------
  Total distributions.................................         --        (0.64)       (1.60)       (0.26)       (0.54)
                                                          -------      -------      -------      -------      -------
Net asset value, end of period........................    $ 10.08      $ 10.68      $ 11.68      $ 10.26      $  9.33
                                                          =======      =======      =======      =======      =======
Total return, aggregate(4)............................      -5.62%       -3.03%       29.41%       12.70%       -1.28%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000's)...................    $21,454      $21,187      $15,778      $12,560      $ 3,512
  Ratio of expenses to average net assets:(5)
    Before expense waivers and reimbursement..........       0.76%        0.79%        0.95%        1.34%        2.82%
    After expense waivers and reimbursement...........       0.50%        0.50%        0.50%        0.50%        0.50%
  Ratio of net investment income to average net
    assets(5).........................................       1.72%        3.92%       12.40%        6.73%       38.25%
  Portfolio turnover rate.............................      41.62%       56.11%       64.47%      114.79%        1.49%

(1)  For the six months ended June 30, 2001.

(2)  For the year ended December 31.

(3) For the period September 30, 1997 (inception of operations) to December 31, 1997.

(4) Total return assumes purchase at net asset value at the beginning of the period.

(5)  Annualized when the period presented is less than one year.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
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Atlas Balanced Growth Portfolio
Notes to Financial Statements  JUNE 30, 2001 (UNAUDITED)

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1. SIGNIFICANT ACCOUNTING POLICIES

    Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

    The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. INVESTMENT VALUATION: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

  b. FEDERAL INCOME TAXES: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  c. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  d. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

  e. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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----------------------------------------------------------------------

2. UNAMORTIZED ORGANIZATION COSTS

    The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight-line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

    As of June 30, 2001, unrealized depreciation of investment securities for federal income tax purposes was $333,813 consisting of unrealized gains of $1,189,740 and unrealized losses of $1,523,553. Cost of securities for federal income tax purposes was $21,565,316.

4. PURCHASES AND SALES OF SECURITIES

    During the six months ended June 30, 2001, the Portfolio purchased $10,210,931 of investment securities and sold $8,729,373 of investment securities.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to
 .50%. Due to the voluntary expense waiver in effect during the six months ended June 30, 2001, the management fees due the Adviser were reduced by $25,813. The Adviser also absorbed $1,167 of other Fund expenses during the period.

    Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

    At June 30, 2001 Golden West Financial owned 115,723 shares of Emerging Growth Fund.